                                                                   Exhibit 10.13

                    REVOLVING LINE OF CREDIT PROMISSORY NOTE

$650,000.00                                             Pinellas County, Florida
                                                                   March 8, 2001

--------------------------------------------------------------------------------

Borrower's Promise to Pay
-------------------------

     For value received, the undersigned, GO2 PHARMACY INC., a Florida corporation, (the "Borrower") promises to pay to the order of FIRST COMMUNITY BANK OF AMERICA, a Florida banking corporation (the "Lender'), the principal sum of SIX HUNDRED FIFTY THOUSAND DOLLARS ($650,000.00), or so much thereof as has been advanced from time to time, together with interest on the principal balance remaining unpaid from time to time at the rate set forth below.

1.   Term. The term of this Note is from the date of this Note through March 1,
     ----
2002 (the "Maturity Date").

2.   Interest. The principal balance remaining unpaid from time to time shall
     --------
bear interest from the above date of this Note through and including the Maturity Date at the rate of 6.76% per annum. Interest shall be calculated based on a 360 day year for actual days elapsed during the calculation period. The interest rate required by this Note is the rate charged before any default described in Section 6(B) of this Note. After default, interest shall accrue at the highest contract rate of interest permitted to be charged under Florida law.

3.   Payments.
     --------

     A. Monthly payments of interest only shall be due and payable and shall be paid commencing April 1, 2001, and on the same day each succeeding month thereafter until and including March 1, 2002.

     B. On the Maturity Date, the entire remaining principal indebtedness, plus all accrued and unpaid interest shall be due and payable in full.

        All payments shall be made to 6100 4/th/ Street North, St. Petersburg, FL 33703 or at such other place as may be designated in writing by the Lender.

4.   Borrower's Right to Prepay. This Note may be prepaid at any time without
     --------------------------
penalty. Partial prepayments shall be applied in the inverse order such installments are due, applying first to the last principal installment payment due hereunder. Lender may require that any permitted partial prepayments: (A) be made on the date monthly installments are due, and (B) be in the amount of that part of one or more monthly installments which would be applicable to principal. Permitted partial prepayments shall not affect or vary the due date of any subsequent monthly installment or change the amount of such installments unless Lender shall otherwise agree in writing, and shall not affect or impair the right of Lender to pursue all remedies available to it hereunder or under any security or document which secures this indebtedness.

5.   Interest Limitation. Interest payable under this Note or any other payment
     -------------------
which would be considered as interest or other charge for the use or loan of money shall never exceed the highest contract rate allowed by law applicable to this loan to be charged by Lender. If the interest or other charges collected or to be collected in connection with this loan exceed the permitted limits, then:
(A) any such interest or loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (B) any sums already collected from Borrower which exceeded permitted limits wilt be refunded. The Lender may choose to make this refund by reducing the principal owed under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment.

6.   Borrower's Failure To Pay As Required.
     -------------------------------------

          (A)  Late Charge for Overdue Payments. If the Lender has not received
               --------------------------------
the full amount of any monthly payment by the end of ten (10) calendar days after it is due, Borrower will pay a late charge to the Lender equal to 5% of the overdue payment of principal and/ or interest. The payment or collection of any such late charge shall not constitute a waiver of any other right or remedy available to the Lender.

          (B)  Default. If Borrower fails to pay the full amount of each monthly
               -------
payment by the end of the ten (10) calendar days after it is due, Borrower will be in default.

          (C)  Acceleration. If Borrower is in default, the Lender may require
               ------------
Borrower to pay immediately the full amount of principal which has not been paid and all the interest that Borrower owes on that amount without notice.

          (D)  No Waiver By Lender. Even if, at a time when Borrower is in
               -------------------
default, the Lender does not require Borrower to pay immediately in full as described above, the Lender will still have the right to do so if Borrower is in default at a later time.

          (E)  Payment of Lender's Costs and Expenses. If the Lender has
               --------------------------------------
required Borrower to pay immediately in full as described above, the Lender will have the right to be paid back by Borrower for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees whether suit be brought or not, and including such fees and costs in any garnishment, appellate, bankruptcy or post judgment proceedings.

7.   Giving of Notice. Unless applicable law requires a different method, any
     ----------------
notice that must be given to Borrower under this Note will be given by mailing it by first class mail or by delivering it to Borrower at 6950 Bryan Dairy Road, Largo, FL 33777, or at a different address if Borrower gives the Lender prior written notice of a different address.

          Any notice that must be given to the Lender under this Note will be given by mailing it by first class mail to the Lender at the address stated in
Section 3 above or at a different address if Borrower is given a notice of that different address.

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

8.   Obligations of Persons Under This Note. If more than one person signs this
     ---------------------------------------
Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety, or endorser of this Note is obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety, or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Lender may enforce its rights under this Note against each person individually or against all obligators together. This means that any one of them may be required to pay all of the amounts owed under this Note.

9.   Waivers. Borrower and any other person who has obligations under this Note
     -------
waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Lender to give notice to other persons that amounts due have not been paid.

10.  Set Off. The Borrower shall have no right of set off against the Lender
     -------
under this Note or under any instruments securing this Note or executed in connection with the loan evidenced hereby. The Lender, however, shall have the right, immediately and without further action by it, to set off against this Note all money owed by the Lender in any capacity to Borrower, whether or not due.

11.  This Note Secured by Certificate of Deposit. In addition to the protections
     -------------------------------------------
given to the Lender under this Note, an Assignment of Certificate of Deposit of even date herewith protects the Lender from possible losses which might result if Borrower does not keep the promises made in this Note. That Assignment describes how and under what conditions Borrower may be required to make immediate payment in full or in part of the amounts owed under this Note.

12.  Litigation. Any litigation between the parties brought in connection with
     ----------
this Note or concerning the subject matter hereof prior to closing of the Loan shall only be brought in Pinellas County, Florida. In any such litigation, the prevailing party shall be entitled to an award of its reasonable attorneys' fees and costs. The Borrower and any guarantors further knowingly, voluntarily and intentionally, waive any right to trial by jury in respect of any litigation arising out of, under, or in connection with this Note, or the loan.

13.  Business Purpose Loan. The Borrower acknowledges that the proceeds of the
     ---------------------
loan are to be used for business or commercial purposes only, and not for personal, family or household purposes.

14.  Revolving Line of Credit. The Loan evidenced by this Note is a revolving
     ------------------------
line of credit, and, subject to the terms of that certain Loan Agreement of even date, and so long as the Borrower shall not be in default of the terms hereof, the principal amount hereof may be drawn, repaid and redrawn from time to time until the Maturity Date.

15.  WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND
     --------------------
INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY

COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO MAKE THIS LOAN AND EXTENSIONS OF CREDIT TO BORROWER.

     IN WITNESS WHEREOF, the undersigned has executed these presents as of the day and year first above written.


Witnesses:                             GO2 PHARMACY, INC.,
                                       a Florida corporation,

_________________________________      By: Jual K. Taneja
Signature of Witness                       --------------
                                       JUAL K. TANEJA as its CHAIRMAN
_________________________________      --------------        --------
Print or type Name of Witness
                                       ATTEST: /s/ Carol Dore-Falcone
_________________________________              --------------------------------
Signature of Witness                           Carol Dore-Falcone, as its Vice
                                               President/Chief Financial Officer
_________________________________
Print of type Name of Witness                  (CORPORATE SEAL)


No documentary taxes are due under Florida law in connection with the execution of this Note.

                              SECURITY AGREEMENT
                              ------------------

          THIS SECURITY AGREEMENT is made, entered into and effective as of the 8 day of March , 2001, by and between FIRST COMMUNITY BANK OF AMERICA, a Florida
-
banking corporation (the "Lender") and G02 PHARMACY, INC., a Florida corporation (the "Borrower"), to secure the faithful performance of that certain Promissory Note of even date herewith, (hereinafter the "Note") in the amount of $650,000.00.

                             W I T N E S S E T H:

          In consideration of the extension of credit by Lender to Borrower pursuant to the Note and other documents made by Borrower in favor of Lender (the "Credit Documents") which are incorporated herein by this reference, and which extension of credit is in the direct interest and advantage of Borrower, Lender and Borrower agree as follows with respect to certain Collateral (as defined below).

                                   ARTICLE I

                               Security Interest
                               -----------------

          As security for the payment of the obligations and the performance of all obligations of Borrower to Lender under the Note, Borrower hereby grants a continuing, general lien upon and security interest and title in and to First Community Bank of America Certificate of Deposit No. 30028430 (the "Collateral").

                                  ARTICLE II

                         Events of Default and Remedies
                         ------------------------------

          2.01. An Event of Default shall exist hereunder in the event that (i) Borrower fails to timely pay any amounts due under the Note; or (ii) Borrower fails to safeguard and maintain the Collateral. Upon the occurrence or existence of an Event or Default, or at any time thereafter, Lender shall have all of the rights and remedies described in this Agreement, at law or in equity, all of which rights shall be cumulative and nonexclusive of all other rights, powers and remedies available to Lender, and Lender may exercise any one, more or all of such remedies, in its sole discretion.

          2.02 Remedies. Lender shall have all of the rights and remedies of a
               --------
secured party provided by law including, without limitation, those provided under the Florida Commercial Code, as in effect on the date hereof, whether or not provided under applicable law at the time of exercise, and such rights and remedies under the Florida Commercial Code are incorporated herein and made a part of the contract between Borrower and Lender by this reference.

                                  ARTICLE III

                             Covenants of Borrower
                             ---------------------

          3.01. Protection of Collateral. Borrower shall not use the Collateral
                ------------------------
illegally, and shall suffer to exist no, lien, levy, seizure or attachment of the Collateral. Borrower shall diligently and in good faith use its best efforts to protect the value of the Collateral, and to prevent any action from being taken that would or could, in the exercise of reasonable business judgment, jeopardize or diminish the security afforded to Lender by the Collateral.

          3.02  Location.  The address of Borrower is 6950 Bryan Dairy Road,
                --------
Largo, FL 33777. Said location is and shall at all times be the Borrower's principal place of business, unless otherwise agreed to in writing by Lender. Borrower also maintains a secondary place of business at 12393 Belcher Road, Largo, FL 33777. The Collateral shall be delivered to the Lender, and the Lender shall maintain possession thereof as long as the Note shall remain unpaid.

          3.03  Priority.  Borrower hereby represents that Lender has a security
                --------
interest in the Collateral valid against all third parties and superior in priority to all third parties, and Borrower agrees to take all actions necessary to ensure that Lender maintains such superior priority in the Collateral.

          3.04.  Collateral.  Borrower shall not sell or otherwise dispose of
                 ----------
the Collateral; shall not create, incur, assume or suffer to exist any mortgage, pledge, lien, charge, security interest or other encumbrance on the Collateral other than the security interest hereunder; or change the location of the Collateral, its records with respect hereto or its corporate or other fictitious name without giving Lender at least thirty (30) days prior written notice thereof and delivering to Lender financing statements or other documents as may be requested by Lender to maintain the perfection of its security interest in the Collateral.

          3.05  Further Assurances.  Borrower shall do and execute all and such
                ------------------
further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of the Credit Documents as Lender may require from time to time.

                                  ARTICLE IV

                              General Conditions
                              ------------------

          4.01. Rights of Third Parties.  All conditions to the obligations of
                -----------------------
Lender under the Credit Documents are imposed solely and exclusively for the benefit of Lender, no other person or entity shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will take any action, and no other person or entity shall, under any circumstance, be deemed to be a beneficiary of such conditions, any of which may be freely waived in whole or in part by Lender at any time in its sole discretion. Nothing in the Credit Documents or the acts of the parties hereto shall be construed to create an agency, partnership or joint venture between Borrower and Lender or to make Lender liable for debts or claims accruing against Borrower.

          4.02. Notices.  Any and all notices, elections, demands, requires and
                -------
responses thereto permitted or required to be given here under shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt required, to the other party at the address of such other party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; and provided that no notice of change of address shall be effective until the date of receipt thereof. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response, to be given to Lender or Borrower, shall be addressed as follows:

          A.    As to Lender:
                ------------

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

                First Community Bank of America
                Attention: Vicki Spears, Sr. Vice President
                6100 - 4/th/ Street North
                St. Petersburg, FL 33703

          B.    As to Borrower:
                --------------

                Go2 Pharmacy, Inc.
                Attention: Jugal K. Taneja
                  Chairman of the Board
                6950 Bryan Dairy Road
                Largo, FL 33777

Borrower agrees that notice given at least five (5) days prior to any action taken by Lender pursuant to any of the Credit Documents shall constitute reasonable notice of any such action with respect to which Borrower is entitled to notice from Lender.

          4.03. No Waiver; Remedies Cumulative.  No delay, indulgence,
                ------------------------------
departures, extension of time for payment, acceptance of a past due installment, failure to accelerate the Obligations by reason of an Event of Default, or any other act or omissions by Lender with respect to Borrower, and guarantor or any other person now or hereafter liable on any obligation under the Credit Documents shall release, discharge, modify, change or otherwise affect the original liability of Borrower hereunder, be construed as a novation or a reinstatement of any obligation, or as a waiver of any right of acceleration or the right of Lender to insist upon strict compliance with the terms of the Credit Documents, preclude Lender from exercising any right, privilege or power granted in any Credit Document or by law, or alter the security title, security interest or lien of any Credit Document. No right, power or remedy conferred upon or reserved to Lender by any of the Credit Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power or remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy given thereunder or now or hereafter existing.

          4.04  Waiver.  Borrower hereby waives and renounces for itself, its
                ------
heirs, successors and assigns, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption and appraisement now provided or which may hereafter be provided by he Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Agreement and the collection of any of the obligations under the Credit Documents.

          4.05. Miscellaneous.  This Agreement shall inure to the benefit of and
                -------------
be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, successors-in-title and assigns. If any provision or part thereof or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder thereof and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. All consents and approvals required or permitted by any party hereunder shall be in writing and this Agreement may not be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by he party against whom enforcement is sought. Time is of the essence of this Agreement. Whenever any payments, notice or performance hereunder is due on a Saturday, Sunday or a public holiday under the laws of the State of Florida (any other day being a "Business Day"), such payment, notice or performance may be made on the next succeeding Business Day and such extension of time shall be included in the computation of interest on the Obligations. This Agreement shall be interpreted, construed and enforced according to the laws of the State of Florida.

          IN WITNESS WHEREOF, Borrower and Lender each have executed this Security Agreement under seal of the date first above written.


                                     LENDER:

                                     FIRST COMMUNITY BANK OF AMERICA

                                     By: /s/ Vicki Spears
                                         -----------------------------------
                                         Vicki Spears, Sr. Vice President

                                         (Corporate Seal)


                                     BORROWER:

                                     GO2 PHARMACY, INC.

                                     By: /s/ Jugal K. Taneja
                                         -----------------------------------
                                         Jugal K. Taneja as its
                                         ---------------,
                                         Chairman
                                         -----------------------------------


                                     ATTEST: /s/ Carol Dore-Falcone
                                             -------------------------------
                                             CAROL DORE-FALCONE, as its
                                             Vice President/Chief Financial
                                             Officer

                                             (Corporate Seal)

                                LOAN AGREEMENT
                                --------------

     THIS LOAN AGREEMENT (the "Agreement") is made and entered into this day 8 of March, 2001 by and between FIRST COMMUNITY BANK OF AMERICA, a Florida banking corporation, 6100 - 4/th/ Street North, St. Petersburg, FL 33703 (the "Bank"), and GO2PHARMACY, INC., a Florida corporation (the "Borrower"), 6950 Bryan Dairy Road, Largo, FL 33777.

     WHEREAS, Borrower has made application for a revolving line of credit loan in the amount of $650,000.00 from the Bank (the "LOC Loan") for the purpose of establishing a revolving line of credit for operating capital, to be secured by a first lien on a certificate of deposit owned by Borrower and deposited with the Bank, and the Bank has agreed to make such LOC Loan subject to the terms and conditions contained in the promissory note evidencing the same, this Agreement and related loan documents; and

     WHEREAS, Borrower has made application for a term loan in the amount of $551,512.00 from The Bank (the "Term Loan"), secured by a first lien on all furniture, fixtures and equipment of Borrower, now owned or hereafter acquired, all as more particularly described herein below and in the Security Agreement executed by the Borrower simultaneously herewith, and the Bank has agreed to such Term Loan subject to the terms and conditions contained in the promissory note evidencing the same, this Agreement and all related loan documents; and

     WHEREAS, the terms "Loan" or "Loans" as used hereafter without any further description, shall indicate all liabilities of Borrower to Lender, including without limitation the LOC Loan and the Term Loan; and

     WHEREAS, during the term of the Loans, Borrower may seek additional financing from the Bank which, if approved by the Bank, shall be subject to the terms an conditions of this Agreement.

     NOW, THEREFORE, for and in consideration of the promises and covenants contained herein, the sufficiency of which is acknowledged by the parties, they hereby agree as

     1.   The recitals contained herein above are true and correct.

     2. The Borrower shall execute its promissory notes for any Loan made by the Bank under this Agreement.

     3.   The LOC Loan and the Term Loan shall be secured by the following:

          a.   The LOC Loan Collateral.  As collateral for the LOC Loan, the
               -----------------------
Borrower hereby assigns, conveys, pledges and grants to the Bank a continuing first security interest in that certain Certificate of Deposit in the principal amount of $650,000.00, more particularly described as First Community Bank of America Certificate of Deposit No. 30028430 (the "Certificate of Deposit").

          b.   The Term Loan Collateral. As collateral for the Term Loan, the
               ------------------------
Borrower hereby assigns, conveys, pledges and grants to the Bank a continuing first lien and security interest in all furniture, fixtures and equipment now owned or hereafter acquired by the

Borrower wheresoever situated (the "Term Collateral"). For the purposes of this Agreement, the term "equipment" means all of the equipment of the Borrower (within the meaning of the Uniform Commercial Code, as from time to time in effect in the State of Florida), and all purchase orders and other similar instruments for the purchase of equipment by the Borrower, now or hereafter owned or acquired, and wheresoever located, as well as all parts, accessions, and additions thereto, proceeds therefrom and substitutions and replacements therefor.

Any default by the Borrower under any obligation to the Bank shall be a default under this Agreement and any promissory note(s) executed by Borrower in favor of the Bank, entitling the Bank to exercise all legal remedies allowed by law.

     4.   a.   Borrower acknowledges that the promissory note for the LOC Loan is a revolving line of credit note under which the Bank shall lend and the Borrower may borrow, pay, reborrow and repay as often as Borrower wishes during the life of the promissory note with certain restrictions.

          b. Borrower acknowledges that the promissory note for the Term Loan is not a revolving line of credit note, but that the entire principal amount of the Term Note will not be funded at the time the Term Note is executed. The Bank and the Borrower agree that, to the extent any portion of the principal amount of the Term Note is not funded at the time of execution thereof, the unfunded balance shall be available for draw by the Borrower subject to the following conditions:

               (1) For a period of ninety (90) days after the date of the Term Note, the Borrower shall have the right to draw against any unfunded portion of the principal of the Term Note for the purchase of Qualifying Equipment. For the purposes of this Agreement, Qualifying Equipment shall mean new capital equipment for use in the operation of the Borrower's business.

               (2) In the event the Borrower desires to draw against the unfunded portion of the principal of the Term Note, the Borrower shall give the Bank at least three (3) days notice of the amount of the requested draw, which request must be accompanied by a copy of a purchase order for the purchase of one or more pieces of Qualifying Equipment.

               (3) The amount of any particular draw against the unfunded portion of the principal of the Term Note shall not exceed eighty (80%) percent of the actual purchase price of the Qualifying Equipment as shown on the purchase order.

               (4) The maximum aggregate amount that may be drawn by the Borrower under the Term Note is $551,512.00, including the amount funded at the time of execution of the Term Note. The Term Note is not a revolving line of credit note, and once the Borrower has drawn funds on the principal amount thereof, such funds shall not be available for redraw, even if the Borrower has repaid all or any portion of the amount drawn.

     5.   Borrower hereby covenants, represents and warrants as follows:

          a. To the best of Borrower's knowledge, the financial information which Borrower has heretofore delivered or caused to be delivered to the Bank in connection with the Loans, to the best of Borrower's knowledge, is complete and correct and fairly presents the financial condition of Borrower and the results of its operations and transactions. To the best of

Borrower's knowledge, there are no material liabilities, direct or indirect, fixed or contingent, of the Borrower as of the date of delivery of such information to the Bank which are not reflected therein. Since the date of the delivery of such financial information to the Bank, to the best of Borrower's knowledge, there has been no material adverse change in the financial condition of the Borrower. Borrower shall immediately advise the Bank of any material adverse change in its financial position and the nature of such change.

          b. There is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or, to the knowledge of Borrower, threatened against or affecting Borrower which, if adversely determined, would materially adversely affect the financial condition of Borrower. Borrower is not in default under (1) any order writ, injunction, award, or decree of any court, arbitrator, administrative agency or other governmental authority binding upon Borrower or its assets or (2) any indenture, mortgage, contract, agreement or any other undertaking or instrument to which it is a party or by which any of its properties may be bound, and nothing has occurred which materially adversely affects the Borrower's ability to perform its obligations under any such order, writ, injunction, award or decree or any such indenture, mortgage, contract, agreement or other undertaking.

          c. Borrower shall pay from time to time as the same shall become due and payable, the full amount of all taxes of every nature and kind, including without limitation, documentary stamp taxes and intangible taxes as well as all of the tax-related interest and penalties due on any promissory note(s) executed and delivered by Borrower to the Bank. The Borrower further agrees to indemnify and hold the Bank harmless from and against any and all documentary stamp taxes, intangible taxes and interest and penalties thereon assessed in connection with any loan transaction subject to this Agreement.

          d. Borrower shall pay when due all taxes, license fees, assessments and other liabilities and charges, except as shall be contested in good faith by appropriate proceedings being diligently prosecuted; provided that with respect to such contested matter, Borrower shall have created adequate reserves against its possible liability thereunder; and provided, further, that if the Bank shall notify Borrower that in its reasonable opinion, by non-payment of any such
                                                                      ----
matters the collateral for the Loan, or any part thereof, will be subject to immediate loss or forfeiture, any such taxes, assessments or charges shall be promptly paid by Borrower.

          e. Borrower is duly formed, validly existing and in good standing under the laws of the State of Florida and has all the power and authority to consummate the transaction contemplated under this Agreement and any and all other agreements and instruments executed in connection with the Loans. Borrower shall preserve its corporate and limited liability existence, as applicable, and be qualified to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualifications. The terms and conditions of the Loan documents are binding upon and fully enforceable against the Borrower. Borrower shall obtain and retain all necessary certificates, licenses, permits and other permissions to conduct its business in accordance with legal requirements.

          f. Borrower agrees that it will not dissolve, consolidate, merge into or otherwise materially alter the organization or operation of its business without the prior written consent of the Bank, which consent shall not be unreasonably withheld. Borrower further agrees that the ownership of Borrower will not change during the term of any loan subject to this

Agreement, without the prior written consent of the Bank, which consent shall not be unreasonably withheld.

          g. At any time and from time to time after the execution and delivery of this Agreement, Borrower shall, upon request of the Bank, execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to fully effectuate the purposes of this Agreement.

          h. Borrower shall establish an account at the Bank which shall be its principal operating account.

          i. Borrower shall provide an unqualified, updated, certified (as true and correct), and audited (by an independent certified public accountant) annual financial statements to the Bank on or before the date which is one hundred twenty (120) days after the end of each of Borrower's fiscal years during the term of the Loans. Additionally, Borrower shall provide to the Bank internally-prepared interim financial statements on a monthly basis within thirty (30) days after the end of each month, certified by the Chief Financial Officer of Borrower. The financial statements delivered to the Bank by the Borrower will fairly and accurately represent the financial condition of the Borrower as of the dates thereof or for the periods indicated. The financial statement prepared by Borrower's accountant shall state that the preparer has no knowledge that any Event of Default, or any event which with notice and/or lapse of time would become an Event of Default as set forth herein, has occurred, or if the preparer has knowledge that such an event has occurred, the details shall be specified.

          j. Borrower shall maintain a minimum cash balance on hand in accounts established with the Bank of no less than $1,000,000.00 at all times during the term(s) of the Loans.

          k. Borrower shall make available to the Bank or its duly authorized representatives, during business hours or at an otherwise reasonable time, the books and records of Borrower for inspection and copying.

          l. Borrower shall not incur additional indebtedness, except in the ordinary course of business, without the prior written consent of the Bank, and Borrower shall not allow any of its assets to become pledged or encumbered as collateral for any indebtedness of Borrower or otherwise, except for pledges and liens in favor of the Bank. Specifically, but not by way of limitation, so long as the Term Loan shall remain in force, Borrower shall not convey, assign, transfer or otherwise pledge any of its accounts receivable or inventory, either as collateral or otherwise, to any person or firm, without the prior expressed written consent of the Bank, which consent the Bank may grant or withhold at its sole discretion.

          m. To the best of Borrower's knowledge, Borrower has good and marketable title to all of its assets, including specifically without limitation the Certificate of Deposit and the Term Loan Collateral, subject to no lien, mortgage, pledge, encumbrance or charge of any kind, except as set forth in the financial statements which Borrower has previously furnished to the Bank. During the term of this Agreement, Borrower agrees that it will not sell, convey, transfer or otherwise divest itself of any of its assets (including any sale, transfer or divestiture to any shareholder of Borrower) except the following:

               (1)   payment of sums due in the ordinary course of business;

               (2)   sales of inventory in the ordinary course of business;

               (3) replacement of equipment to the extent that any equipment sold, conveyed, transferred or otherwise removed will be replaced with similar equipment of value at least as great as the equipment being replaced.

          n. Borrower shall keep insured all of Borrower's property at its full insurable value against such risks as the Bank may reasonably require. Regarding collateral pledged as security for any obligation of Borrower to the Bank, Borrower shall maintain and provide to the Bank evidence of insurance in such amounts and for such hazards as the Bank may require. The Bank shall be a named insured and loss payee on all policies applicable to Loan collateral.

          o. Borrower shall comply with all land use, building, zoning, OSHA, environmental, pollution, Americans with Disabilities Act and like laws, rules, ordinances, and regulations promulgated by any governmental authority and applicable to Borrower.

          p. The address for Borrower given herein is the Borrower's chief executive office and the location at which Borrower's books, records and other financial and business documents are maintained. In the event that Borrower's books, records or other financial and business documents are to be moved to a different location, Borrower agrees to provide the Bank with the address of such location at least five (5) days prior to the transfer taking place. Borrower agrees that Borrower will not remove its books, records or other financial and business documents from the State of Florida without the prior written consent of the Bank.

          q. Borrower warrants and represents to the Bank that all tangible personal property of the Borrower in which the Bank has a security interest is located at the address for Borrower given in this Agreement, or at 12393 Belcher Road, Largo, Florida. In the event that the tangible personal property of Borrower in which the Bank has a security interest is to be moved to a different location, Borrower agrees to provide the Bank with the address of such location at least five (5) days prior to the transfer taking place. Borrower agrees that Borrower will not remove its tangible personal property in which the Bank has a security interest from the State of Florida without the prior written consent of the Bank.

     6. Borrower agrees to provide the Bank during the term of this Agreement with U annual audits of the Term Loan Collateral. The annual financial audit to be provided by Borrower under the terms of this Agreement will serve as one of such collateral audits provided that the CPA firm which performs the audit is acceptable to the Bank in its reasonable discretion. The other collateral audit will be performed by an independent party acceptable to the Bank or an agent of the Bank, at the Bank's option. The cost of the collateral audits will be paid by Borrower.

     7. The happening of one or more of the following events (Event of Default) shall constitute a default of the Loans:

          a. if Borrower shall fail to make any payment of principal, interest or other amount owing to the Bank when the same shall become due.

          b. The occurrence of a material adverse change in the financial condition of Borrower.

                  c. If Borrower shall fail to make any payment of principal or interest on any other obligation for borrowed money or if Borrower shall default in the performance of any other agreement, term or condition, contained in any agreement under which such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligations to cause such obligations to become due prior to stated maturity.

                  d. If any representation or warranty made to the Bank by Borrower or in any writing furnished in connection with or pursuant to this Agreement by Borrower shall be false in any material respect on the date on which made.

                  e. If Borrower defaults in the performance of any covenant contained in this Agreement, or violates any other term, condition or representation contained in this Agreement, the promissory notes evidencing the Loans, or in any instrument, document or agreement related hereto or thereto.

                  f. If there are final judgments for the payment of money, which are outstanding against Borrower and any one of such judgments has been outstanding for more than ninety (90) days from the date of its entry and has not been discharged in full or stayed pending further proceedings.

                  g. If a receiver, liquidator or trustee of Borrower or of any material portion of its property, is appointed by court order and such order remains in effect for more than thirty (30) days; or Borrower is adjudicated bankrupt or insolvent; or any material portion of the properties of Borrower is attached or sequestered by court order and such order remains in effect for more than thirty (30) days; or a petition is filed against Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or thereafter in effect, and is not dismissed within thirty (30) days after such filing.

                  h. If Borrower files a petition in voluntary bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under such law.

                  I. If Borrower makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of Borrower.

            8. Upon the occurrence of any Event of Default, the Bank may, without notice, declare the entire principal and all interest on the Loans and all other indebtedness of Borrower to the Bank, whether direct or indirect, to be immediately due and payable, and the Loans and all such indebtedness thereupon shall be immediately due and payable, and the Bank may proceed to collect the same, to set off against all monies owed to Borrower by the Bank in any capacity, including without limitation monies held in bank depository accounts, cash management lock box accounts, or as otherwise provided in the instruments, documents and/or agreements signed by Borrower, including but not limited to drawing on any letter(s) of credit, the Certificate of Deposit or cash deposits which secure the Loans. The Bank shall also have such other rights and remedies as provided herein or in any other instrument, document or agreement executed by Borrower, at law or at equity, including but not limited to the right to sue for and recover damages as a result of any such default. All of the Bank's rights and remedies shall be cumulative and not alternative and may be exercised consecutively or concurrently at the Bank's option. The Borrower promises and agrees to pay all costs and expenses of collection and reasonable attorneys' fees, including costs, expenses and reasonable attorneys' fees and costs incurred pre and post trial, on appeal and in any bankruptcy or regulatory proceedings.

         9. The definition of accounting terminology used herein shall be in accordance with Generally Accepted Accounting Principles (GAAP).

         10. No waiver by the Bank of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Bank in exercising any fight or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other fights or remedy. Time is of the essence to this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any liability and any note or writing evidencing any liability secured hereby. This Agreement is solely for the benefit of the parties hereto; no other persons are third party beneficiaries of this Agreement or have any fights or benefits hereunder.

         11. The singular pronoun, when used herein, shall include the plural, and the neuter shall include the masculine and feminine.

         12. All rights of the Bank hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind the heirs, executors, administrators, successors, and assigns of the Borrower.

         13. This Agreement shall be construed in accordance with and governed by the laws of Florida. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be ineffective, the invalidity of such provision will not affect the enforceability of the remainder of this Agreement.

         14. This Agreement may be executed in counterparts, each of which shall be deemed an original and consolidated as one agreement.

         15. To the extent any of the definitions, terms, covenants, agreements and provisions contained in this Agreement are in conflict with any of the definitions, terms, covenants, agreements and provisions of any promissory note(s), security agreement, or any other document evidencing or securing the Loans, the definitions, terms, covenants, agreements and provisions contained in this Agreement shall control.

         16. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY OR ANY OF THEM MAY HAVE TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF, OR BASED UPON, THIS AGREEMENT, THE PROMISSORY NOTES REPRESENTING THE LOANS, THE COLLATERAL FOR THE LOANS, AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER WRITTEN OR VERBAL) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK EXTENDING CREDIT TO BORROWER.

     IN WITNESS WHEREOF, Borrower and the Bank have hereunto set their hands and seals.

THE BANK:                                       BORROWER:

FIRST COMMUNITY BANK OF AMERICA                 G02PHARMACY, INC.

By:/s/Vicki Spears  SVP                           By: /s/Jugal K. Taneja
   ----------------------------                     --------------------------------
    VICKI SPEARS,                                   JUGAL K. TANEJA
    As its Senior Vice President                    --------------------------------

                                                        As its  CHAIRMAN
                                                        ----------------------------

    (CORPORATE SEAL)                            Attest: /s/Carol Dore-Falcone
                                                        ----------------------------
                                                         CAROL DORE-FALCONE
                                                         As its Vice President/Chief
                                                         Financial Officer

                                                         (CORPORATE SEAL)

STATE OF FLORIDA)
COUNTY OF PINELLAS)

     The foregoing was sworn to, subscribed and acknowledged before me, the undersigned authority, by Vicki Spears, as Senior Vice President of First Community Bank of America, a Florida banking corporation, well known to me personally, or who produced ______________________ as identification, on behalf of the corporation.

                                                      __________________________
                                                      NOTARY PUBLIC
My Commission Expires:                                __________________________
                                                      Print or type name


STATE OF FLORIDA)
COUNTY OF PINELLAS)

     The foregoing was sworn to, subscribed and acknowledged before me, the undersigned authority, by ___________________________ as ________________ and
Carol Dore-Falcone, as Vice President/Chief Financial Officer of Go2Pharmacy, Inc., a Florida corporation, well known to me personally, or who produced ________________________ and __________________________, respectively as identification, on behalf of the corporation.

                                                      __________________________
                                                      NOTARY PUBLIC
My Commission Expires:                                __________________________
                                                      Print or type name

                COLLATERAL ASSIGNMENT OF CERTIFICATE OF DEPOSIT
                -----------------------------------------------


         THIS COLLATERAL ASSIGNMENT (the "Assignment") made this 8 day of
March 2001, by G02PHARMACY, INC., a Florida corporation, with an address of 6950 Bryan Dairy Road, Largo, FL 33777, (hereinafter referred to as "Borrower") to FIRST COMMUNITY BANK OF AMERICA, a Florida banking corporation with an address of 6100 - 4/th/ Street North, St. Petersburg, FL 33703, (hereinafter referred to as "Assignee"):

                             Preliminary Statement
                             ---------------------

         Borrower is indebted to Assignee in the original principal amount of $650,000.00 (the "Loan") as evidenced by a certain promissory note dated March 8 2001 (the "Note").

         Assignee will make the Loan to Borrower provided, among other things, that Borrower shall assign to Assignee all of its right, title and interest in and to First Community Bank of America Certificate of Deposit No. 30028430 (the "Certificate").

         Borrower is willing to make such assignment on the terms and conditions hereof as an inducement to Assignee to make the Loan to Borrower.

         NOW, THEREFORE, in consideration of the Loan and for other good and valuable consideration, the receipt whereof is hereby acknowledged, Borrower hereby grants, conveys, transfers and assigns to Assignee all of its right, title and interest in and to the Certificate, and any proceeds, substitutions, modifications, renewals or extensions thereof.


         1. This Assignment is a present and irrevocable assignment and is made for the purpose of securing payment of the Loan, including:


            (a)  All sums and indebtedness now or hereafter due under the Note;


            (b) All liabilities and other obligations of payment and performance under this Assignment, or any other agreement securing the Note (collectively the "Security Documents"); and

            (c) All liabilities and obligations of payment and performance under any of the documents executed in connection therewith. All references to the Note and Security Documents shall include all amendments, extensions or renewals thereof.

         2. Borrower hereby represents, covenants and warrants:

            (a) That the Certificate is currently in full force and effect and unmodified.

            (b) That Borrower is the owner of the Certificate, and Borrower shall defend Assignee against all and every person or persons lawfully claiming, or who may claim the same or any part thereof, subject only to the performance and observance of all of the terms, covenants, conditions and warranties thereof.

         3. The Borrower will at all times promptly and faithfully in all respects conform to and comply with the terms and conditions of the Certificate and the Borrower further covenants that it will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair or tend to impair the security of this Assignment or will be grounds for declaring a forfeiture or termination of the Certificate.

         4. The Borrower also covenants that it will not modify or in any way alter the terms of the Certificate (except it may renew or extend) or cancel or surrender the Certificate; and said Borrower does by these presents expressly release, relinquish and surrender unto the Assignee all its right and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Certificate and any attempt on the part of the Borrower to exercise any such right without the written authority and consent of the Assignee thereto being first had and obtained shall constitute a default under the terms hereof and the entire indebtedness secured hereby shall, at the option of the Assignee, become due and payable forthwith and without notice.

         5. In the event of any failure by Borrower to perform any covenant on the part of Borrower to be observed and performed under the Certificate, the performance by Assignee on behalf of the Borrower of the Collateral covenant shall not remove or waive, as between Borrower and Assignee, the corresponding default under the terms hereof and any amount so advanced or any costs incurred in connection therewith, with interest thereon, shall be repayable by Borrower without demand, secured hereby and any such failure aforesaid shall be subject to all of the rights and remedies of Assignee hereunder available on account of any default.

         6. In the event of the bankruptcy or insolvency of Borrower, then the whole of the said principal sum secured hereby shall, at the option of the Assignee, be deemed to have become immediately due and payable and the same, with interest thereon and with all other costs and charges, shall thereupon be collectible in the same manner as if the whole of the principal sum had been made payable at the time when any of the foregoing covenants shall have occurred.

         IN WITNESS WHEREOF, Borrower has hereunto caused these presents to be executed under its hand and seal the day and year first herein written.

WITNESSES:                            GO2PHARMACY, INC., a Florida
                                      Corporation

/s/     Vicki Spears                  By: /s/Jugal K. Taneja
---------------------------               --------------------------------------
Witness signature                         JUGAL K. TANEJA as its CHAIRMAN
                                          ---------------        --------

       Vicki Spears
---------------------------               --------------------------------------
Print or type witness name
                                      ATTEST: /s/Carol Dore-Falcone
                                              ----------------------------------
/s/    Vicki Spears                           Carol Dore-Falcone, as its Vice
---------------------------                   President/Chief Financial Officer
Witness signature

        Vicki Spears
---------------------------
Print or type witness name

                           LOAN SETTLEMENT STATEMENT

CLOSING DATE:       March 8, 2001

LENDER:             FIRST COMMUNITY BANK OF AMERICA

BORROWER:           GO2PHARMACY, INC.

LOAN AMOUNTS:       Term Loan:                $551,512.00
                    Line of Credit Loan:      $650,000.00

COLLATERAL:         Term Loan:                Furniture, Fixtures and Equipment

                    Line of Credit Loan:      First Community Bank of America
                                              Certificate of Deposit No.
                                              30028430

________________________________________________________________________________

                      SETTLEMENT COSTS AND DISBURSEMENTS:


     ITEM                               RECIPIENT                      AMOUNT
     ----                               ---------                      ------

1.   Loan Commitment Fee                FCBOA
      Term Loan                                                        500.00
      Line of Credit Loan                                              500.00


2.   Recording Fee                      Clerk of Circuit Court          10.50
      UCC-1 Financing Statement

3.   Filing Fee - UCC-1                 Secretary of State              28.00

4.   Lender's Attorneys Fees            Deeb & Brainard, P.A.        2,500.00
     Miscellaneous Costs                                                75.00
     Additional UCC-3 Filing Fees                                      100.00

5.   Corporate Certificate of           Deeb & Brainard, P.A.           25.00
     Good Standing

6.   UCC-11 Search                      Deeb & Brainard, P.A.           50.00

7.   Loan Payoff of ClT Group
     Principal: $909,748.33
     Interest through 3/8/01 $2,506.92
     Clearance on payout $1,361.64
     Total                                                            913,347

8.   Loan Payoff of FCBOA
     Principal: $60,440.02
     Interest through 3/8/01 $47.19
     Total                                                          60,487.21

     TOTAL LOAN SETTLEMENT COSTS AND DISBURSEMENTS:               $977,892.60
                                                                   ----------
                                       1

THE UNDERSIGNED BORROWER ACKNOWLEDGE THE RECEIPT OF THIS LOAN SETTLEMENT STATEMENT, AGREE TO THE CORRECTNESS THEREOF AND AUTHORIZE AND RATIFY THE DISBURSEMENT OF THE FUNDS AS STATED ABOVE. BORROWER ACKNOWLEDGES THAT SOME OF THE ABOVE COSTS MAY BE ESTIMATES; EXCESS COSTS SHALL BE BILLED TO AND REIMBURSED BY BORROWER. BORROWER FURTHER ACKNOWLEDGES THAT THE LOAN PROCEEDS ARE FOR BUSINESS PURPOSES ONLY AND ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD USE.


                                      GO2PHARMACY, INC., a Florida corporation


                                      By: Jugal K. Taneja
                                          --------------------------------------

                                          JUGAL K. TANEJA
                                          ------------------------
                                          As its CHAIRMAN
                                                 -----------------

                                      ATTEST: Carol Dore-Falcone
                                              ----------------------------------
                                              Carol Dore-Falcone
                                              As its Vice President/
                                              Chief Financial Officer

                                              (CORPORATE SEAL)

                MARITIME/INTERNATIONAL WATERS CLOSING AFFIDAVIT



         BEFORE ME, the undersigned, a licensed captain of the "Key of The Sea" Personally appeared Vicki Spears, the Senior Vice President of FIRST COMMUNITY BANK OF AMERICA ("Bank") and _Jugal K. Taneja and Carol Dore-Falcone, the Chairman of the Board and Vice President/CFO of Go2Pharmacy, Inc., ("Borrower"), who, being by me first duly sworn, stated:


         1 On the date hereof, the Borrower executed a promissory note (the "Note") of even date herewith in the principal amount of $551,512.00, in favor of the Bank on the "Key of The Sea" 24 41 650 N, and 8 2 5 9 4 1 0 W.
                  --------      ---------------

         2. The Borrower personally delivered the Note to Bank, and Bank accepted the Note on the Key of The Sea date hereof on the 86Proof at 24 41 650/N/ and 8 2 5 9 4 1 0 W.
                             ------------     ---------------

         Dated this 8/th/ day of March, 2001.


                                         Signature of Borrower's Officer

                                         /s/ Jugal K. Taneja
                                         ---------------------------------------
                                         Jugal K. Taneja, Chairman of the Board

                                         /s/ Carol Dore-Falcone
                                         ---------------------------------------
                                         Carol Dore-Falcone, V.P. and CFO


                                         Signature of Bank's Officer or Agent

                                         /s/ Vicki Spears SVP
                                         ---------------------------------------
                                         Vicki Spears


                                         ---------------------------------------
                                         Senior Vice President


         Sworn to and subscribed before me this

         8/th/ day of March, 2001

          /s/ Bill Findeison
         -------------------------------
         Licensed Vessel Captain

DEPT OF TRANSP. U.S. COAST GUARD. CG-2849 (REV. 8-67)                 FILE NO.
SERIAL NUMBER                                                       ISSUE NUMBER
   912273                                                                1

                           UNITED STATES COAST GUARD


                                    [LOGO]


                                    LICENSE

                        TO U.S. MERCHANT MARINE OFFICER

This is to certify that   ***  WILLIAM F FINDEISON  ***
                       ---------------------------------------------------------
having been duly examined and found competent by the
undersigned is licensed to serve as MASTER OF STEAM OR MOTOR
                                    --------------------------------------------
   VESSELS NOT MORE THAN 50 GROSS REGISTERED TONS (DOMESTIC TONNAGE)
--------------------------------------------------------------------------------
   UPON NEAR COASTAL WATERS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------This license expires on the 11th day of October, 2005
for the term of five years from this date.


Given under my hand this      11th      day of OCTOBER      , XX  2000.
                        ---------------        -------------      ----

         MIAMI, FL                          G. C. HERNANDEZ, USCG, BY DIR
----------------------------        ----------------------------------------
           Port                      Officer in Charge of Marine Inspection

                           WAIVER OF LANDLORD'S LIEN
                           -------------------------

                     WAIVER dated this __ day of March, 2001, by YALE MOSK &
            CO., ("Landlord"), in favor of FIRST COMMUNITY BANK OF AMERICA, ("Bank").

                     WHEREAS, Landlord is the owner of the premises more
            particularly described as 12393 Belcher Road, #420, Largo, Florida, ("Premises"), and is the Landlord under a lease of such Premises with G02 PHARMACY, INC., d/b/a INNOVATIVE HEALTH PRODUCTS, INC. ("Borrower"), as tenant and YALE MOSK & CO.

                     WHEREAS, Borrower is indebted to Bank in connection with
            certain business financing secured by a first lien against Borrower's furniture, fixtures and equipment placed or kept from time to time at the Premises, ("Loan Transaction"), and Bank has required Borrower to obtain this waiver from Landlord as a condition of such financing.

                     NOW THEREFORE, in consideration of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the Landlord does hereby agree to waive its Landlord's lien, both by Florida law and by contract, if any, against Borrower's furniture, fixtures and equipment place or kept in the Premises from time to time in favor of Bank for as long as Bank's security interest thereon shall remain in effect. In the event Bank shall give Landlord written notice of a default by Borrower under the Loan Transaction, Landlord shall permit Bank reasonable access to the Premises in order for Bank to enforce any of its rights under any security instrument.

                     This Waiver is intended only waive Landlord's lien so long as the Bank's security interest remains in effect, and at such time as such security interest expires or is terminated, Landlord's lien right shall thereafter be restored.

                     IN WITNESS WHEREOF, Landlord has caused this Waiver to be
            executed the date and year first above written.

            /s/ David M. Neiman                   YALE MOSK & CO
            -------------------------
            Witness Signature
                                                  By: /s/ Matt Mosk
                                                      --------------------------
            /s/ Carol Dore-Falcone                    Matt Mosk as it President
            -------------------------                 ---------       ----------
            Witness Signature


            [Notary acknowledgments on next page]

STATE OF FLORIDA)
COUNTY OF PINELLAS)

     The foregoing was sworn to, subscribed and acknowledged before me, the undersigned authority by MATTHEW MOSK as PRESIDENT of YALE MOSK & CO., well known to me personally, or who produced __________ as identification on behalf of the corporation.

                                             Gwendolyn G. Howard
                                             -------------------
                                             Notary Public

My Commission Expires:                       Gwendolyn G. Howard
                                             -------------------
                                             Print or type name


                            Gwendolyn G Howard
                            My Commission CC988408
                            Expires December 17, 2004

                     AGREMENT WAIVING RIGHT TO JURY TRIAL
                     ------------------------------------

         THIS AGREEMENT WAIVING RIGHT TO JURY TRIAL (this "Agreement") is made as of the 8 day of March, 2001, by and among FIRST COMMUNITY BANK OF AMERICA, a Florida banking corporation (the "Bank"), and G02 PHARMACY, INC., a Florida corporation (the "Borrower").

                                   RECITALS:

         A. On or about of even date herewith, the Bank and Borrower have entered into those certain loan documents (herein called, together with any and all amendments and modifications thereof, the "Loan Documents"), pursuant to which the Bank has agreed to make the Borrower a revolving line of credit loan in the original principal amount of $650,000.00, and a term loan in the original principal amount of $551,512.00 (collectively, the "Loans"), subject to the terms and conditions set forth in the Loan Documents.

         B. In connection with the Loans, Borrower has executed and delivered to the Bank certain Notes and that certain Loan Agreement, and one or more of the parties hereto have executed and delivered and/or accepted certain other Loan Documents. The capitalized terms set forth in the preceding sentence, and such other capitalized terms in this Agreement, to the extent not otherwise expressly defined herein, shall have the respective meanings ascribed thereto in the Loan Documents.

         C. The Bank and Borrower recognize that the Loans are relatively complex business transactions, that the Loan Documents are relatively lengthy and technical in nature and may be susceptible to misinterpretation if isolated provisions are the subject of review, and that in the event of any dispute as to the rights and obligations of the parties under the Loan Documents and otherwise with respect to the Loans, a judge, rather than a jury, would be the most efficient and best qualified trier of fact. Accordingly, the Bank and Borrower desire to waive their respective rights to jury trial with respect to any litigation or other legal proceeding based on any Loan Document, or arising out of, under or in connection with any Loan Document or the Loans.

                                  AGREEMENTS:

          NOW, THEREFORE, for and in consideration of the mutual covenants and promises of the parties hereto, and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of such consideration being hereby mutually acknowledged, the Bank and Borrower hereby agree as follows:

         1. The foregoing recitals are true and correct and are hereby incorporated into this Agreement.

         2. The Bank and Borrower each knowingly, voluntarily, and intentionally waives any right it may have to a trial by jury, with respect to any litigation or legal proceedings based on, or arising out of the Notes, Loan Agreement, or other Loan Document, including any course of conduct, course of dealings, verbal or written statements, or actions or omissions of any party which in any way relates to the Loans. The parties hereto have specifically discussed and negotiated this waiver and understand the legal consequences of signing this Agreement.

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

         3. This waiver by Borrower is material inducement for the Bank's making of the Loan, and the Bank's waiver is a material inducement for Borrower's acceptance of the Loan and for Borrower's giving the Notes and Loan Documents.

         4. At a party's request, the other parties will join in asking the court in which suit is pending to try the case and decide all issues, including issues of fact, without a jury.

         5. Notwithstanding the narrower definition ascribed to the term. "Loan" or "Loans" above, the term "Loan" or "Loans" as used in this Agreement will include, without limitation, any future advances, modifications, renewals, extensions, and refinancings of the loans described in the recitals.

         6. If for any reason the waivers set forth in paragraph 2 are declared or found by a court of competent jurisdiction to be invalid, illegal or unenforceable, and any litigation or other legal proceeding relating to or arising in connection with the Loans is in fact conducted before an impaneled jury, each party hereto agrees that it will not seek to have this Agreement or the existence thereof admitted into evidence with respect to such litigation or other legal proceeding. The parties hereto acknowledge that damages are an inadequate remedy for any breach of the covenant set forth in the preceding sentence and, therefore, such covenant shall be subject to enforcement by injunctive relief without the need to demonstrate the inadequacy of monetary damages.

         7. If any one or more of the provisions contained in this Agreement is declared or found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision or portion thereof shall be deemed stricken and severed and the remaining provisions thereof shall continue in full force and effect.

         8. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal and personal representatives, successors and assigns.

         9. The validity, meaning and effect of this Agreement shall be determined as provided by the law of the State of Florida applicable to agreements made and to be performed in the State of Florida.

         The parties hereto have executed this Agreement on or as of the date first above written.

BANK:                                       BORROWER:

FIRST COMMUNITY BANK OF AMERICA             GO2 PHARMACY, INC.

By: /s/ Vicki Spears SVP                    By: /s/ Jugal K. Taneja
    ------------------------------              ------------------------------
      VICKI SPEARS                                  Jugal K. Taneja
                                                ------------------------------
      As its Senior Vice President               As its Chairman
                                                        ----------------------

                                            ATTEST: /s/ Carol Dore-Falcone
                                                    --------------------------
                                                    CAROL DORE-FALCONE
                                                    As its Vice President/
                                                    Chief Financial Officer

      (CORPORATE SEAL)                           (CORPORATE SEAL)

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